SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 21, 2004

                                NETWORK USA, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                 33-10456                         56-2416925
          (Commission File Number)       (IRS Employer Identification Number)


                                 6 Youpeng Road
                                 Qufu, Shandong
                                  China 273100

               (Address of principal executive offices) (Zip Code)


                                 (86)537-4424999
              (Registrant's telephone number, including area code)


                  (Former address if changed since last report)

                672O Sands Point, Suite 204, Houston, Texas 77074

              Item 4. Change in Registrant's Certifying Accountant

(a)           Previous Independent Accountants

        (i) On April 30, 2004, Network USA, Inc. (the Registrant") dismissed Malone Bailey PLLC ("MB"), as its independent accountants, effective immediately. MB served as the Registrant's independent accountants during the period from April 30, 2003 to April 30. 2004 (the "engagement period").

        (ii) The decision to dismiss MB was approved by the Registrant's board of directors.

        (iii) During the engagement period, there were no disagreements with MB on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused them to make reference thereto in their report on the financial statements for such periods. MB's reports on the financial statements of the Registrant for fiscal year 2003 and any subsequent interim period preceding the dismissal did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to financial statement disclosure, audit scope or procedure, or accounting principles or practices except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern.

        (iv) During the engagement period, none of the events described in Regulation S-K Item 304(a)(1)(iv)(B) occurred.

        (v) On May 15, 2004, the Registrant delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K, and requested that MB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MB agreed with such disclosures. A copy of this letter, dated May 15, 2004, indicating such agreement, is filed as an exhibit to this Form 8-K.


(b)           New Independent Accountants

        (i) The Registrant engaged the firm of Sherb & Co., LLP ("Sherb") as its independent accountants for the fiscal year ending April 30, 2004, upon approval on June 1, 2004 by the Company's Board of Directors.

        (ii) During the two most recent calendar years, the Company has not consulted with Sherb with respect to any matter that was either the subject of a disagreement (as defined in Item 304
              (a)(1)(iv)(A) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(iv)(B) of Regulation S-K).

                                     Item 7.
                        Financial Statements and Exhibits

Financial Statements

         None.

Exhibits

         See Exhibit Index attached hereto and incorporated herein by reference.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NETWORK USA, INC.
                                  (Registrant)


Date:  July 21, 2004              By:  /s/ Baozhong Yuan
                                  ---------------------------
                                  Baozhong Yuan
                                  Chief Executive Officer

EXHIBIT INDEX

Exhibit Number      Description

   16.1 Letter of Malone Bailey PLLC dated May 15, 2004, regarding change in certifying accountant.